================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                January 10, 2001
                                (Date of Report)

                                 January 9, 2001
                        (Date of earliest event reported)


                            -------------------------

                         Commission File Number 0-26816

                             IDX SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


                               Vermont 03-0222230
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                               1400 Shelburne Road
                           South Burlington, VT 05403
                    (Address of principal executive offices)

                  Registrant's telephone number, including area
                              code: (802-862-1022)





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                             Exhibit Index on Page 2

ITEM 5.  OTHER EVENTS

             On January 9, 2001, the Company announced that Allscripts, Inc. has completed its acquisition of Channelhealth Incorporated from the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

EXHIBIT NO.               DESCRIPTION                                 PAGE
-----------               -----------                                 ----

99                        IDX News Release dated                      4
                          January 9, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IDX SYSTEMS CORPORATION
                                  (Registrant)



Date:  January 10, 2001          By:  /S/ JOHN A. KANE
                                      __________________________________________
                                      John A. Kane
                                      Vice President, Finance and Administration
                                      Chief Financial Officer, and Treasurer

                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE


                              ALLSCRIPTS COMPLETES
                            CHANNELHEALTH ACQUISITION
                   NEW NAME REFLECTS BROADER SOLUTION OFFERING
 --------------------------------------------------------------------------

CHICAGO,  IL, AND BURLINGTON,  VT, JANUARY 9, 2001 - Allscripts,  Inc.  (NASDAQ:
MDRX) and IDX Systems Corporation (NASDAQ: IDXC) announced today that Allscripts has completed its acquisition of Channelhealth Incorporated ("ChannelHealth") from IDX. ChannelHealth is a leading provider of clinical and productivity software solutions for physicians. The transaction, first announced on July 13, 2000, allows for Allscripts' acquisition of ChannelHealth in exchange for 8.6 million shares and a 10-year strategic alliance with IDX. The alliance will combine talents of both organizations for the joint development and marketing of an integrated clinical and practice management solution to 118,000 physicians in the IDX customer base.

The acquisition is expected to create value by providing world class point-of-care solutions for physicians that improve clinical decision-making, productivity, and provide additional revenue sources for IDX customers and other physician practices. Allscripts wireless PDA solutions and its innovative FirstFill program, where patients have the choice of picking up the first fill of their prescription at the physicians office or the clinic, will be offered to the IDX customer base. The ChannelHealth acquisition will combine the full suite of clinical productivity tools found in the Clinical Works Modules with the power of Allscripts hand-held applications to create TouchWorks.
Designed with physicians in mind, TouchWorks seamlessly integrates technology into the entire care process. The TouchWorks modules are accessed using handheld or desktop workstation devices to automate prescribing, charge capture, transcription, lab orders and results, patient education, and structured notes; all with a comprehensive tasking tool that helps to organize a physician's practice workflow.

Effective with the close of the transaction and to reflect the expanded solutions now offered by the combined entity, Allscripts will change its name to Allscripts Healthcare Solutions.

Allscripts Healthcare Solutions Chairman and Chief Executive Officer Glen Tullman commented: "We continue to be very excited by this acquisition and our strategic alliance with IDX. We gain significant value with the proven ChannelHealth solutions and access to more than 118,000 physicians practicing in prestigious organizations nationwide. By combining the ChannelHealth clinical tools with our own expertise in delivering point-of-care solutions, we will



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greatly  enhance the breadth of our  point-of-care  solutions and accelerate the distribution of our products to IDX physician practice management customers. We will also add a talented group of people who will help us accelerate the development of physician focused solutions."

"We are seeing strong market and customer demand for the integrated point-of-care tools and practice management systems," said Rich Tarrant, chief executive officer of IDX and newly appointed vice-chairman of the Allscripts Board of Directors. "We look forward to the future success of this alliance and to working closely with Allscripts to provide this valuable integrated offering to our customer base of premier healthcare institutions."

ABOUT ALLSCRIPTS HEALTHCARE SOLUTIONS

Allscripts Healthcare Solutions is the leading provider of point-of-care decision support solutions for physicians. Designed with physicians in mind, the Allscripts TouchWorks solution seamlessly integrates technology into the entire care process. The TouchWorks modules are accessed using handheld or desktop workstation devices to automate prescribing, charge capture, transcription, lab orders and results, patient education, and structured notes; all with a comprehensive tasking tool that helps to organize a physician's practice workflow. We also offer many of our physicians and their patients access to our FirstFill program, which provides patients with the first dosage of the most commonly prescribed medications from the physician's office. TouchWorks software and applications run on Microsoft PocketPC and Windows CE operating systems. Allscripts Healthcare Solutions provides its applications on the Compaq iPAQ and the Hewlett-Packard Jornada hand-held wireless hardware. The Company also provides a number of patient compliance and physician education services such as its e-Detailing(TM) products from its Physicians Interactive unit, as well as e-commerce applications. Allscripts' MasterChart unit markets innovative hand-held digital dictation solutions for physicians. Allscripts also allows physicians to access and prescribe patient care plans, directly in the office and over the Internet, through its Medifor unit. Strategic partners include IMS Health, the world's leading supplier of information solutions to the pharmaceutical and healthcare industries, Express Scripts, the nation's largest independent full-service pharmacy benefit manager, and Dendrite, a leading global provider of highly specialized, integrated product and service offerings for the pharmaceutical industry. Allscripts is headquartered in Illinois and provides services to over 13,500 physicians at 3,500 sites across the U.S.

VISIT  ALLSCRIPTS  ON  THE  WEB  AT  ALLSCRIPTS.COM.   Allscripts,   TouchWorks,
TouchWorks Professional, TouchWorks Enterprise, FirstFill, Personal Prescriber and 3Touch are trademarks of Allscripts Healthcare Solutions.

This announcement contains forward-looking statements about Allscripts Healthcare Solutions that involve risks and uncertainties. These forward-looking statements are developed by combining currently available information with Allscripts' beliefs and assumptions. These statements often contain words like will, believe, expect, anticipate, intend, contemplate, seek, plan, estimate or similar expressions. Forward-looking statements do not guarantee future performance. These statements are made under the protection afforded them by
Section 21E of the Securities Exchange Act of 1934. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company's 1999 Annual Report on Form 10-K and registration statement and proxy statement to be filed in connection with the merger with ChannelHealth. Such documents can be obtained through the website maintained by the Securities and Exchange Commission at www.sec.gov.

ABOUT IDX

Founded in 1969, IDX Systems Corporation provides complete healthcare information solutions for physician group practices, management service organizations, academic medical centers, and integrated delivery networks
(IDNs). To connect systems and sites across the enterprise, IDX offers a comprehensive set of products and services designed to align physicians and hospitals, streamline patient flow, enhance quality, and reduce costs. IDX products are used by, or are under contract to be used by, more than 125,000 physicians and are installed at over 2,065 client sites. This includes more than 265 large physician group practices with more than 75 physicians, more than 510 physician practices with 75 or fewer physicians, and more than 280 IDNs representing over 370 hospitals. EDiX Corporation, an IDX subsidiary, offers Internet-based medical transcription and clinical documentation services to over 130 physician group and hospital customers.

This  press  release  contains  forward-looking  statements  about  IDX  Systems
Corporation that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are possible deferral, delay or cancellation by customers of computer system purchase decisions, possible adverse change in the business or stock price of Allscripts, Inc., the inability of IDX to realize benefits from its alliance with Allscripts, Inc., possible delay of systems installations, development by competitors of new or superior technologies, changing economic, political and regulatory influences on the healthcare and Internet industries, changes in product pricing policies, general economic conditions and regulatory developments in the healthcare industry, and factors detailed from time to time in the IDX's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. IDX undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.








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Allscripts Contact                          IDX Systems Contact
Ken Shore                                   Margo Happer
Vice President - Marketing                  Director - Investor Relations
(847) 680-3515, ext. 200                    (802) 864-1758, ext. 6169
e-mail: info@allscripts.com                 e-mail: margo_happer@idx.com


ChannelHealth Contact
Tracey Moran
Director--Communications
(802) 863-5525, ext. 4272
e-mail: tracey_moran@channelhealth.com


































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